Exhibit 10.52

COLLATERAL AGREEMENT

This Collateral Agreement (this “Agreement”) is made as of ____________, 2022 by and between AIG Life Holdings, Inc., a Texas corporation (“AIG Life Holdings”) and Corebridge Financial, Inc. (the “Parent” and, together with AIG Life Holdings, the “Pledgors”), and American International Group, Inc., a Delaware corporation (the “Guarantor”), in connection with the Guarantee Reimbursement Agreement, dated the date hereof, by and between the Pledgors and the Guarantor (as further amended, restated, supplemented or otherwise modified from time to time, the “Guarantee Reimbursement Agreement”) and the Guarantor’s guarantee of the obligations of AIG Life Holdings to pay principal, interest and premium (such payment obligations, the “Guaranteed Obligations”), if any, on AIG Life Holdings’ (a) 7 ½% Notes due 2025, (b) 6 5/8% Notes due 2029, (c) 8 ½% Junior Subordinated Debentures due 2030, (d) 7.57% Junior Subordinated Deferrable Interest Debentures, Series A, and (e) 8 1/8% Junior Subordinated Deferrable Interest Debentures, Series B (collectively, the “AIGLH Notes”) issued pursuant to (i) the Senior Indenture dated as of May 15, 1995 (as supplemented, the “Senior Indenture”) among AIG Life Holdings (as successor to American General Corporation), the Guarantor and The Chase Manhattan Bank (formerly known as Chemical Bank), as Trustee (the “Senior Trustee”), (ii) the Junior Subordinated Indenture, dated as of November 15, 1997 (as supplemented, the “1997 Indenture”), among AIG Life Holdings, the Guarantor and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as Trustee (the “Junior Trustee” and, together with the Senior Trustee, the “Trustees”), and (iii) the Junior Subordinated Indenture, dated as of December 1, 1996 (as supplemented, the “1996 Indenture” and, together with the Senior Indenture and the 1997 Indenture, the “Indentures”) among AIG Life Holdings, the Guarantor and the Junior Trustee, in accordance with the terms of the Indentures, the AIGLH Notes and the Guarantees (as defined below).  The terms of such Guaranteed Obligations are contained in the Indentures and the related guarantee agreements of the Guarantor, including (a) the Guarantee Agreement, dated as of November 1, 2001, entered into by the Guarantor in favor of the Junior Trustee for the benefit of the holders from time to time of the 8 ½% Junior Subordinated Debentures due 2030, (b) the Guarantee Agreement, dated as of November 1, 2001, entered into by the Guarantor in favor of the Junior Trustee for the benefit of the holders from time to time of the 7.57% Junior Subordinated Deferrable Interest Debentures, Series A, and (c) the Guarantee Agreement, dated as of November 1, 2001, entered into by the Guarantor in favor of the Junior Trustee for the benefit of the holders from time to time of the 8 1/8% Junior Subordinated Deferrable Interest Debentures, Series B (each a “Guarantee” and, collectively, the “Guarantees”).

1.
Certain Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

(a)
“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of New York.

(b)
“Collateral Account” means a deposit account and/or securities account with a bank or financial institution within the U.S. which has executed and delivered to the Guarantor an account control agreement, in form and substance reasonably acceptable to the Guarantor and the Pledgors (the “Account Control Agreement”), any renewals or rollovers thereof, any successor or substitute deposit account(s) and/or securities account(s) including, without limitation, any such deposit account and/or securities account as it may have been renumbered or retitled.  The Eligible Collateral in the Collateral Account may be invested in a customary “demand deposit” account, but in any event, shall not be invested in any certificates of deposit.  Interest earned on the Collateral Account shall be deposited and held in the Collateral Account, subject to the terms of Section 4.

(c)
“Collateralization Rating Criteria” means the maintenance of credit ratings for both Parent’s and AIG Life Holdings’ long-term unsecured indebtedness of (x) Baa3 (or the equivalent) or better by Moody’s and (y) BBB- (or the equivalent) or better by S&P, provided that, if either Moody’s or S&P no longer provides credit ratings for Parent or AIG Life Holdings’ long-term unsecured indebtedness, then the applicable minimum credit rating shall be replaced with an equivalent rating by any other “nationally recognized statistical rating organization” within the meaning of Section 3 under the Securities Exchange Act of 1934 (the “Exchange Act”) selected by the Guarantor as a replacement agency for Moody’s or S&P, as the case may be (it being understood that each of Parent and AIG Life Holdings must maintain such minimum ratings or better from at least two agencies at any time).

(d)
“Collateral Trigger Event” shall have the meaning set forth in Section 3 of this Agreement.

(e)
“Deconsolidation” means the first day Guarantor no longer holds, directly or indirectly, more than 50% of the ordinary voting power of Parent.

(f)
“Eligible Collateral” means (i) United States Dollars, (ii) direct obligations of the United States of America, backed by its full faith and credit, (iii) obligations of United States government agencies and United States government-sponsored enterprises (with such obligations subject to a haircut as mutually agreed among the Guarantor and Pledgors acting in good faith), and (iv) any other collateral the Guarantor deems “Eligible Collateral” from time to time in its sole discretion.

(g)
“Fair Market Value” means on any date of determination (i) with respect to United States Dollars, the amount thereof, (ii) with respect to any direct obligations of the United States of America, United States government agencies or United States government-sponsored entities, the closing price for such security on Bloomberg, Inc. or, if Bloomberg, Inc. is not available, another quotation service reasonably acceptable to the Guarantor, and (iii) with respect to any other collateral the Guarantor deems “Eligible Collateral,” the market value of such collateral, as calculated in good faith by Pledgors or their appointed asset manager and in a manner reasonably acceptable to the Guarantor.

(h)
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

(i)
“Net Present Value” means the value as calculated by the Pledgors in good faith, as of a specified date, of future cash payments due, calculated using a discount rate equal to the yield-to-maturity on United States Treasury instruments with a maturity as close as practicable to the remaining life of the applicable security.

(j)
“S&P” means Standard & Poor’s Financial Services LLC, and any successor thereto.

(k)
“Trigger Event Collateral Amount” means the sum of (i) 100% of the principal amount of AIGLH Notes outstanding at the time of measurement plus (ii) 100% of all accrued and unpaid interest payments (including any default interest, if applicable) due on such AIGLH Notes at the time of measurement plus (iii) 100% of the Net Present Value of all scheduled interest payments (including any default interest, if applicable) on such AIGLH Notes following the time of measurement through and including the respective maturity dates of such AIGLH Notes.

(l)
“UCC” means the Uniform Commercial Code as in effect from time to time in the state of New York; provided that if by mandatory provisions of law, the perfection, the effect of perfection or non- perfection, or the priority of the security interests granted in this Agreement, as well as all other security interests created or assigned as additional security for the Reimbursement Obligations (as defined in the Guarantee Reimbursement Agreement) under the provisions of this Agreement, in any collateral is governed by the Uniform Commercial Code as in effect in any other jurisdiction, the “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection, effect of perfection or non-perfection, or the priority of security interests.  Any term used or defined in the UCC and not defined in this Agreement has the meaning given to the term in the UCC, when used in this Agreement.

2.
Grant of Security Interest.  In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as security for the payment and performance in full of the Reimbursement Obligations, each of the Pledgors irrevocably and unconditionally collaterally assigns and pledges to Guarantor, and grants to Guarantor a security interest in and lien upon, all of such Pledgor’s right, title and interest in, to and under: (a) the Collateral Account, (b) all securities, securities entitlements, financial assets, investment property, certificates of deposit, cash and other assets from time to time in the Collateral Account and all other rights, contractual or otherwise, with respect thereto, and (c) all proceeds thereof, in each case, whether now or hereafter existing or arising.

3.
Trigger Events.

(a)
If at any time (i) Parent or AIG Life Holdings no longer meets the Collateralization Rating Criteria or (ii) AIG Life Holdings fails to make any payment of principal or  interest, and applicable grace periods have lapsed, with respect to the AIGLH Notes, and, in the case of this clause (ii), a holder (or holders acting collectively) of any AIGLH Note has the right to make a claim under any guarantee pursuant to the Indentures or the Guarantees against the Guarantor (each of the events described in clauses (i) and (ii), a “Collateral Trigger Event”), then the Pledgors shall promptly (and in no event more than two (2) Business Days following such Collateral Trigger Event) deposit Eligible Collateral in the Collateral Account in an amount equal to the Trigger Event Collateral Amount as of the time of the Collateral Trigger Event and the Pledgors shall at all times thereafter maintain Fair Market Value of Eligible Collateral in the Collateral Account at least equal to the Trigger Event Collateral Amount; provided that if Parent and AIG Life Holdings subsequently meet the Collateralization Rating Criteria following the occurrence of a Collateral Trigger Event pursuant to clause (i), then the Pledgors may request the consent (not to be unreasonably withheld, conditioned or delayed) of the Guarantor to withdraw Eligible Collateral from the Collateral Account.

(b)
If at any time after the Pledgors deposit funds in connection with a Collateral Trigger Event in accordance with this Section 3, the Guarantor determines, acting reasonably, that the Fair Market Value of the Eligible Collateral is less than the Trigger Event Collateral Amount at such time, the Pledgors shall, upon demand, within five (5) Business Days deposit sufficient additional Eligible Collateral in the Collateral Account so that the Fair Market Value of the Eligible Collateral shall at least equal the Trigger Event Collateral Amount at such time.

4.
Withdrawals; Substitutions; Account Control Agreement.

(a)
The Pledgors agree that, upon any payment by the Guarantor of any principal, interest, or other amounts pursuant to its guarantee of the AIGLH Notes, the Guarantor may reimburse itself for such payment by withdrawing Eligible Collateral from the Collateral Account in satisfaction of the Reimbursement Obligations.  The Pledgors hereby authorize the Guarantor to take whatever actions are necessary or appropriate to reimburse the Guarantor in respect of such payment.

(b)
The Pledgors agree that the Pledgors shall not be entitled to request withdrawal of Eligible Collateral from the Collateral Account at any time following the occurrence of a Collateral Trigger Event, except (i) pursuant and subject to the terms of Sections 3 and 5 hereof; and (ii) to the extent the Fair Market Value of the assets in the Collateral Account exceeds the Trigger Event Collateral Amount as at the end of any given calendar quarter, the Pledgors may, with consent of the Guarantor, provide the Custodian, as defined herein, with a unilateral instruction to withdraw such excess from the Collateral Account.

(c)
The Pledgors may, on two (2) Business Days written notice, substitute Eligible Collateral from time to time in their sole discretion so long as the Fair Market Value of the substituted Eligible Collateral as of the end of the Business Day immediately prior to the Business Day on which any substitution is initiated, is equal to or exceeds the Fair Market Value of the removed Eligible Collateral as of the end of the Business Day immediately prior to the Business Day on which any substitution is initiated; provided that any substitutions as described in this Section 4(c) may be effected by the Pledgors or their appointed asset manager without the consent of the Guarantor.

(d)
The Guarantor and the Pledgors agree (i) the initial custodian, securities intermediary and depositary bank which will be a party to the Account Control Agreement will be The Bank of New York Mellon (“Custodian”), (ii) the Account Control Agreement will be based on Custodian’s form of such an agreement appropriate for a collateral arrangement as described in this Agreement, (iii) the Account Control Agreement will be negotiated in good faith by the Guarantor and the Pledgors and will be consistent with market practice for such agreements and collateral arrangements as described in this Agreement, (iv) the Account Control Agreement will be drafted to reflect the terms of this Agreement where applicable, and (v) should a replacement custodian be necessary during the term of this Agreement, the Guarantor and Pledgors shall mutually agree on such custodian and negotiate a form of account control agreement substantially similar to such form as agreed with the Custodian.  The parties agree to enter into the Account Control Agreement on or prior to Deconsolidation (or such later date as mutually agreed by the parties).

5.
Termination.  This Agreement shall remain in full force and effect until terminated by the Guarantor; provided that this Agreement shall automatically terminate in the event that the Guarantee Reimbursement Agreement has expired or been terminated in accordance with its terms.  Upon termination of this Agreement, the Pledgors may withdraw any funds in the Collateral Account.

6.
Amendments; Etc.  None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified, nor any consent be given, except with the written consent of each of the Guarantor and the Pledgors.

7.
Notices.  All notices and communications hereunder shall be given to the addresses set forth below (or to such other address as each party may designate in writing to the other party from time to time):

If to the Guarantor:	American International Group, Inc. 1271 Avenue of the Americas FL 11 New York, New York 10020 E-mail: AIGCorporateSecretary@aig.com Attention: Corporate Secretary

with a copy to:	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 E-mail: LeydierM@sullcrom.com; FishmanJ@sullcrom.com Attention: Marion Leydier, Esq. and Jared M. Fishman, Esq.

If to the Pledgors:
AIG Life Holdings, Inc.
2919 Allen Parkway, Woodson Tower, L4-01
Houston, TX  77019
E-mail: chris.nixon@aig.com, christina.banthin@aig.com,
steven.brancato@aig.com, elias.habayeb@aig.com,
justin.caulfield@aig.com
Attention: General Counsel

Corebridge Financial, Inc.
2919 Allen Parkway, Woodson Tower, L4-01
Houston, TX  77019
E-mail: chris.nixon@aig.com, christina.banthin@aig.com,
steven.brancato@aig.com, elias.habayeb@aig.com,
justin.caulfield@aig.com
Attention: General Counsel

8.
Counterparts.  This Agreement and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement (each a “Communication”), including Communications required to be in writing, may, if agreed by the Guarantor, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf.  The Pledgors agree that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Pledgors to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature will constitute the legal, valid and binding obligation of the Pledgors enforceable against the Pledgors in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Guarantor.  Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Guarantor of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.  The Guarantor may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Guarantor’s business, and destroy the original paper document.  All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record.  Notwithstanding anything contained herein to the contrary, the Guarantor is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Guarantor pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Guarantor has agreed to accept such Electronic Signature, the Guarantor shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Pledgor without further verification and (b) upon the request of the Guarantor any Electronic Signature shall be promptly followed by a manually executed, original counterpart.  For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.

9.
WAIVER OF JURY TRIAL.  TO THE EXTENT ALLOWED BY APPLICABLE LAW, THE PLEDGORS AND THE GUARANTOR EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS AGREEMENT.

10.
Integration; Severability.  This Agreement represents the agreement of the Guarantor and the Pledgors with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties (written or oral) by the Guarantor or the Pledgors relative to the subject matter hereof and thereof not expressly set forth or referred to herein.  The illegality or unenforceability of any provision of this Agreement in any jurisdiction shall not in any way affect or impair the legality or enforceability of such provision in other jurisdictions, or the legality or enforceability of the remaining provisions of this Agreement.

11.
Miscellaneous.

(a)
The Pledgors hereby authorize the Guarantor to file one or more financing statements describing all or part of the collateral, and continuation statements, or amendments thereto, relative to all or part of the collateral as authorized by applicable law.  Such financing statements, continuation statements and amendments will contain any other information required by the UCC for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Pledgors are an organization, the type of organization and any organizational identification number issued to the Pledgors.  The Pledgors agree to furnish any such information to the Guarantor promptly upon request.

(b)
This Agreement shall be governed by and construed according to the internal laws of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies are governed by the laws of any other jurisdiction.  The Pledgors hereby irrevocably (i) submit to the non-exclusive jurisdiction of any United States Federal or State court sitting in the County of New York, New York in any action or proceeding arising out of or relating to this Agreement, and (ii) waive to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith.  Service of process by the Guarantor in connection with such action or proceeding shall be binding on the Pledgors if sent to the Pledgors by registered or certified mail at its address specified above.

(c)
This Agreement shall benefit the Guarantor’s successors and assigns and shall bind the Pledgors’ successors and assigns, except that the Pledgors may not assign their rights and obligations under this Agreement, unless the Guarantor consents to such assignment in writing and such further actions are taken to provide Guarantor with equivalent rights against the assignee or assignees as are provided for in this Agreement.  This Agreement shall bind all parties who become bound as a debtor with respect to the Reimbursement Obligations.

(d)
This Agreement is for the sole benefit of the parties hereto, their respective successors and permitted assigns and the Indemnitees (as defined in the Guarantee Reimbursement Agreement) and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

(e)
In all cases where more than one party executes this Agreement, all words used herein in the singular shall be deemed to have been used in the plural where the context and construction so require, and the obligations and undertakings hereunder are joint and several.

(f)
No failure by the Guarantor to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized officers as of the date first above written.

Pledgors:

AIG Life Holdings, Inc.

By:
Name:
Title:

Corebridge Financial, Inc.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties have executed this Agreement by their authorized officers as of the date first above written.

Guarantor:

American International Group, Inc.

By:
Name:
Title: